Current assets - receivables	6 Months Ended
Dec. 31, 2025
Current assets - receivables [Abstract]
Current assets - receivables
Note 8. Current assets - receivables

	31-Dec-25	30-Jun-25
	$'000	$'000

Other debtors	160	143
Prepayments	348	65

Total current receivables	508	208

Receivables are recognised initially at fair value and subsequently measured at amortised cost using the effective interest rate method less provision for impairment. Impairment losses, if any, are recognised in the profit and loss.